Other Receivables (Tables)	12 Months Ended
Dec. 31, 2024
Other Receivables [Abstract]
Schedule of Other Receivables

Other receivables consist of the following:

	December 31, 2024	December 31, 2023
Other receivables
Advances for operational purpose[1]	$2,942,424	$1,092,583
Lending – non-interest-bearing	24,249	24,930
Others	12,697	88
Provision for credit loss	(25,988)	-
Exchange rate effect	369	-
Total Other receivables	$2,953,751	$1,117,601

1.	As of December 31, 2024, the Company entered into a contract with Ningbo Luxiang Logistics Co., LTD for the amounts of $1,640,236 (RMB 11,972,576). In December 2024, the agreement was terminated because Ningbo Luxiang Logistics Co., LTD could not continue to provide service. As of the date of this report, the Company had fully collected the other receivables of $1,640,236 back.